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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               _________________


                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 19, 1994



                        STATE STREET BOSTON CORPORATION
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             (Exact name of Registrant as specified in its charter)



                                 Massachusetts
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                 (State or other jurisdiction of incorporation)

        0-5108                                     04-2456637
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  Commission File No.                        (IRS Employer Identification No.)


225 Franklin Street, Boston, Massachusetts                    02110
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(Address of principal executive offices)                    (Zip Code)


                                 (617) 786-3000
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               Registrant's telephone number, including area code


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Item 5.  Other Events
         ------------

         On July 19, 1994, Registrant announced that it had signed a letter of intent with DST Systems, Inc. and Kemper Financial Services, Inc. to acquire Investors Fiduciary Trust Company ("IFTC") of Kansas City, Missouri, providing for an exchange of Registrant's Common Stock for the assets of IFTC's holding company, consisting of the equity of IFTC and other assets. A copy of Registrant's press release is filed as an exhibit hereto.

Item 7.  Exhibits
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         1. Form of press release dated July 19, 1994.





                                   SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 22, 1994



                                        STATE STREET BOSTON CORPORATION



                                        By: /s/ Robert J. Malley
                                            ---------------------------------
                                            Robert J. Malley
                                            Senior Vice President and
                                            General Counsel





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                              EXHIBIT LIST


Form of press release dated July 19, 1994.















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